UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21897

                             The Roxbury Funds

(Exact name of registrant as specified in charter)

6001 Shady Oak Road Suite 200

                                 Minnetonka, MN  55343

(Address of principal executive offices) (Zip code)

Becky Krulik

Roxbury Capital Management, LLC

6001 Shady Oak Road Suite 200

                                 Minnetonka, MN  55343

(Name and address of agent for service)

Copy to:

Michael P. Malloy, Esquire

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Registrant’s telephone number, including area code: (952) 230-6155

Date of fiscal year end:  June 30

Date of reporting period:   June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

JUNE 30, 2013

Roxbury/Hood River Small-Cap Growth Fund

(formerly Roxbury Small-Cap Growth Fund)

Roxbury/Mar Vista Strategic Growth Fund

Telephone: (800) 497-2960

www.RoxburyFunds.com

THE ROXBURY FUNDS

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS

Dear Shareholders,

The combination of continued record low interest rates, a sustained rebound in domestic housing prices and a sense that the U.S. economy is doing better than other developed and/or emerging economies around the globe helped propel healthy stock market gains for yet another year. Large Cap stocks, as measured by the Russell 1000® Growth Index, posted a 17% return over the past year while Small Cap stocks, as measured by the Russell 2000® Growth Index, posted returns of better than 23% in the same time period. This is the fifth straight year of stock market gains following the financial collapse of 2008. Yet institutional investors spent the last year making multi-generational lows for the percentage of their assets held in U.S. stocks. Greenwich Associates estimates that U.S. Equity asset allocations to institutional Defined Benefit pools declined from 39% in 2007 to 27% in 2012. Interestingly, Fixed Income allocations over that same time period increased from 27% to 29% despite record low interest rates and Federal Reserve policy that at some point will need to be reduced. The long awaited great rotation out of fixed income and into equities has yet to materialize. Perhaps that will be a tail wind for us in the coming quarters.

For the fiscal year ended June 30, 2013, the Roxbury/Hood River Small-Cap Growth Fund outperformed its benchmark, the Russell 2000® Growth Index, by over 780 basis points with a return of 31.6% versus 23.7% for the Index. Strong stock selection was seen across the portfolio especially in the Technology, Consumer and Industrial sectors. The big news during the quarter ended June 30, 2013 is that Roxbury reached an agreement to help spin out our Small-Cap team into a newly formed registered investment adviser named Hood River Capital Management LLC. Additionally, shareholders of the Small-Cap Fund voted to approve the Hood River team as sub-adviser to the Small-Cap Fund. This arrangement allows the team to continue to manage the Small-Cap Fund as it always has. Roxbury remains the Advisor to the Small-Cap Fund overseeing this arrangement. For a more detailed review of the Small-Cap Fund’s performance and other commentary, please see the team’s Investment Review on page 4.

For the fiscal year ended June 30, 2013, the Roxbury/Mar Vista Strategic Growth Fund also outperformed its benchmark, the Russell 1000® Growth Index, by over 130 basis points, returning 18.6% versus 17.1% for the Index. Strong stock selection in the Industrial, Consumer and Health Care sectors were strong contributors to the solid relative and absolute performance of the Strategic Growth Fund. For a more in-depth review of the Strategic Growth Fund, please see page 9.

As always, we appreciate the trust you have placed in us as stewards of your capital. We always welcome the opportunity to discuss our Funds with you.

Sincerely,

Brian C. Beh

President

The Roxbury Funds

The above comments reflect the investment adviser’s general views regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

Brian C. Beh

President, The Roxbury Funds

SMALL-CAP GROWTH

INVESTMENT REVIEW

How did the Roxbury/Hood River Small-Cap Growth Fund perform during the annual period ended June 30, 2013?

During the 12-month period ended June 30, 2013, the Roxbury/Hood River Small-Cap Growth Fund achieved a total return of 31.6%. This compares to a return of 23.7% for the Russell 2000® Growth Index during the same period.

What key factors were responsible for the Fund’s performance during the 12-month reporting period?

Our research translated into good stock selection (i.e., stocks outperforming their sector), with a de minimis benefit from sector weightings. Stock selection contributed 980 basis points of our outperformance with the impact of group weighting being close to zero, as usual. Our winners were primarily stocks benefiting from company-specific trends and events, not broad themes. We generally did a good job of avoiding big mistakes during the period.

Which equity market sectors most significantly affected Fund performance?

Our strongest sector was Consumer Discretionary, which added nearly 400 basis points to performance vs. the Index. The bulk of the Consumer Discretionary outperformance came from Conn’s, Inc., a specialty retailer of home appliances and furniture that has enjoyed accelerating same-store sales and margins. Our next best sectors were Healthcare and Financials, which each added roughly 300 basis points of positive stock selection vs. the Index. Strength in Healthcare and Financials was broad based, with no one company dominating returns, and benefited from a lack of serious mistakes.

The remaining sectors were generally in the ballpark of the Index, with Energy showing positive stock selection and Industrials, Materials and Information Technology ending in the red in stock selection.

What are you expecting from the equity markets over the upcoming year?

We believe it’s difficult for investors to consistently time the market, so we focus on conducting original bottom-up fundamental research to discover particular companies whose stocks will outperform other small cap stocks.

With that said, the biggest macro risk we see in the next year is the potential for rising interest rates. Central banks have forced down interest rates since 2008, and many investors have responded by allocating to riskier assets which seem more attractive than low-yielding fixed income instruments. Partially as a result, stocks have rebounded from their 2009 lows and are currently at new highs. When interest rates eventually rise to more normal levels, all asset classes, including stocks, may suffer. On the positive side, P/Es for small cap stocks are approximately in the normal range, suggesting an overall reasonable valuation.

Our bottom line is that we are cautious as usual, and accordingly, we continue to look for high quality companies that are well-managed, without high debt, with growing businesses and margins, that we can buy for less than they are worth. We are optimistic that we can create alpha under most scenarios for the market.

Very truly yours,

Robert C. Marvin, CFA Portfolio Manager	Brian P. Smoluch, CFA Portfolio Manager

David G. Swank, CFA Portfolio Manager

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and shares price will fluctuate, and redemption value may be more or less than original cost. Performance information current to the most recent month-end is available by calling (800) 497-2960.

In addition to historical information, this report contains forward-looking statements which may concern, among other things, the domestic and foreign markets, economic trends and government regulations and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual developments in the future and their impact on the Fund could be materially different than those that are projected or implied.

Portfolio composition is subject to change.

ROXBURY/HOOD RIVER SMALL-CAP GROWTH FUND

The following tables are for the year ended June 30, 2013:

Top Ten Holdings (Unaudited)	% of Portfolio
Conn’s, Inc.	4.8%
MAXIMUS, Inc.	3.1%
Tower Group International, Ltd.	3.0%
Euronet Worldwide, Inc.	2.9%
Hanesbrands, Inc.	2.8%
MEDNAX, Inc.	2.7%
Centene Corp.	2.6%
Grand Canyon Education, Inc.	2.6%
Portfolio Recovery Associates, Inc.	2.4%
Cooper Companies, Inc.	2.3%

Sector Breakdown (Unaudited)	% of Portfolio
Common Stock
Information Technology	27.1%
Industrials	20.6%
Consumer Discretionary	18.5%
Health Care	13.4%
Financials	8.9%
Telecommunication Services	3.2%
Materials	2.5%
Energy	2.4%
Consumer Staples	1.0%
Short-Term Investments	2.4%
TOTAL	100.0%

Portfolio Statistics (Unaudited)
Number of Holdings	81
Market Cap (wtd. Median, mil.)	$2,122.0
Price / Book Value (wtd. Avg.)	3.6	x
Price / Earnings (wtd. Avg.)	18.3	x
Beta	1.01
Standard Deviation	23.36%
Portfolio Turnover	119%

QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available electronically on the SEC’s website at www.sec.gov. Hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information on the Public Reference Room, call 1-800-SEC-0330.

Portfolio holdings are subject to change at any time.

SMALL-CAP GROWTH

Roxbury/Hood River Small-Cap Growth Fund

(formerly Roxbury Small-Cap Growth Fund)

Comparison of Change in Value of a Hypothetical $100,000 Investment* (Unaudited)

The following table compares the performance of the Roxbury/Hood River Small-Cap Growth Fund and the Russell 2000® Growth Index for the periods ended June 30.

Average Annual Total Return For the Periods Ended June 30, 2013.
	1 Year	5 Years	10 Years	Since Inception[1]
Roxbury/Hood River Small-Cap Growth Fund Institutional Shares	31.55%	10.35%	9.49%	11.59%
Russell 2000® Growth Index[2]	23.66%	8.89%	9.62%	11.01%

Fund Expense Ratios3: Institutional Shares: Gross 1.58%, Net 1.26%.

*	Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) 497-2960.

The performance in the table above does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Small company stocks may be subject to a higher degree of market risk because they tend to be more volatile and less liquid.

Shareholders should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information about the Fund. For a copy of the prospectus, call (800) 497-2960.

Effective July 1, 2012, The Roxbury Funds are distributed by Foreside Fund Services, LLC.

[1]	The Institutional Shares commenced operations on January 2, 2003.

[2]

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

[3]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective November 1, 2012, excluding any acquired fund fees and expenses, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a contractual fee waiver through December 31, 2020. Gross expenses do not reflect the effect of a contractual fee waiver.

ROXBURY/HOOD RIVER SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS JUNE 30, 2013

	Shares	Value (Note 2)

COMMON STOCK – 95.3%
CONSUMER DISCRETIONARY – 18.0%
Diversified Consumer Services – 2.5%
Grand Canyon Education, Inc.*	47,273	$1,523,609

Hotels, Restaurants & Leisure – 2.7%
Bally Technologies, Inc.*	14,489	817,469
Brinker International, Inc.	20,209	796,841

		1,614,310

Leisure Equipment & Products – 0.5%
LeapFrog Enterprises, Inc.*	30,161	296,784

Media – 0.8%
Lions Gate Entertainment Corp.*	17,040	468,089

Specialty Retail – 7.7%
Conn’s, Inc.*	54,059	2,798,094
DSW, Inc. - Class A	4,225	310,411
Lithia Motors, Inc. - Class A	18,576	990,287
Tilly’s, Inc. - Class A*	32,765	524,240

		4,623,032

Textiles, Apparel & Luxury Goods – 3.8%
Hanesbrands, Inc.	31,859	1,638,190
Oxford Industries, Inc.	10,242	639,101

		2,277,291

TOTAL CONSUMER DISCRETIONARY		10,803,115

CONSUMER STAPLES – 0.9%
Food & Staples Retailing – 0.9%
United Natural Foods, Inc.*	10,405	561,766

TOTAL CONSUMER STAPLES		561,766

ENERGY – 2.3%
Energy, Equipment & Services – 1.5%
Hercules Offshore, Inc.*	124,518	876,607

Oil, Gas & Consumable Fuels – 0.8%
Gulfport Energy Corp.*	10,822	509,391

TOTAL ENERGY		1,385,998

FINANCIALS – 8.7%
Commercial Banks – 2.6%
First NBC Bank Holding Co.*	17,617	429,855
Tristate Capital Holdings, Inc.*	37,246	512,133
Umpqua Holdings Corp.	41,989	630,255

		1,572,243

Consumer Finance – 0.7%
Netspend Holdings, Inc.*	25,151	401,661

Insurance – 2.9%
Tower Group International, Ltd.	85,965	1,763,142

Real Estate Investment Trusts – 1.4%
Pebblebrook Hotel Trust	32,640	843,744

Real Estate Management & Development – 1.1%
Jones Lang LaSalle, Inc.	6,875	626,587

TOTAL FINANCIALS		5,207,377

	Shares	Value (Note 2)

COMMON STOCK – continued
HEALTH CARE – 13.1%
Biotechnology – 0.4%
Osiris Therapeutics, Inc.*	22,256	$224,118

Health Care Equipment & Supplies – 3.9%
Catamaran Corp.*	9,147	445,642
Cooper Companies, Inc.	11,109	1,322,526
Greatbatch, Inc.*	18,215	597,270

		2,365,438

Health Care Providers & Services – 8.8%
Air Methods Corp.	5,047	170,992
Centene Corp.*	29,482	1,546,626
ExamWorks Group, Inc.*	38,006	806,867
MEDNAX, Inc.*	17,185	1,573,802
MWI Veterinary Supply, Inc.*	3,273	403,364
Team Health Holdings, Inc.*	18,448	757,659

		5,259,310

TOTAL HEALTH CARE		7,848,866

INDUSTRIALS – 20.2%
Aerospace & Defense – 1.8%
Hexcel Corp.*	31,101	1,058,989

Building Products – 2.7%
PGT, Inc.*	42,540	368,822
Ply Gem Holdings, Inc.*	19,116	383,467
Trex Co., Inc.*	18,007	855,152

		1,607,441

Commercial Services & Supplies – 2.8%
Encore Capital Group, Inc.*	8,630	285,739
Portfolio Recovery Associates, Inc.*	9,244	1,420,156

		1,705,895

Construction & Engineering – 2.6%
MasTec, Inc.*	28,626	941,795
TRI Pointe Homes, Inc.*	19,959	330,920
William Lyon Homes - Class A*	11,401	287,419

		1,560,134

Electrical Equipment – 0.7%
II-VI, Inc.*	25,827	419,947

Machinery – 0.5%
ESCO Technologies, Inc.	9,576	310,071

Marine – 1.5%
Kirby Corp.*	10,918	868,418

Professional Services – 4.1%
Barrett Business Services, Inc.	19,850	1,036,368
Huron Consulting Group, Inc.*	12,997	600,981
On Assignment, Inc.*	29,980	801,066

		2,438,415

The accompanying notes are an integral part of the financial statements.

SMALL-CAP GROWTH

ROXBURY/HOOD RIVER SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS JUNE 30, 2013 continued

	Shares	Value (Note 2)

COMMON STOCK – continued
Road & Rail – 3.5%
Genesee & Wyoming, Inc. - Class A*	7,929	$672,696
Marten Transport, Ltd.	27,413	429,562
Old Dominion Freight Line, Inc.*	23,996	998,714

		2,100,972

TOTAL INDUSTRIALS		12,070,282

INFORMATION TECHNOLOGY – 26.5%
Communications Equipment – 1.0%
Finisar Corp.*	33,684	570,944

Computers & Peripherals – 1.4%
Synaptics, Inc.*	21,955	846,585

Electronic Equipment, Instruments & Components – 2.7%
InvenSense, Inc.*	46,619	717,000
OSI Systems, Inc.*	13,690	881,910

		1,598,910

IT Services – 5.9%
Euronet Worldwide, Inc.*	53,381	1,700,719
MAXIMUS, Inc.	24,281	1,808,449

		3,509,168

Semiconductors & Semiconductor Equipment – 10.3%
Atmel Corp.*	30,214	222,073
Brooks Automation, Inc.	43,416	422,438
Integrated Device Technology, Inc.*	106,317	844,157
Microsemi Corp.*	33,618	764,810
MoSys, Inc.*	6,618	26,604
Power Integrations, Inc.	7,170	290,815
Rubicon Technology, Inc.*	23,462	187,931
Rudolph Technologies, Inc.*	38,048	426,138
Skyworks Solutions, Inc.*	26,923	589,344
SunEdison, Inc.*	67,071	547,970
Teradyne, Inc.*	23,276	408,959
Trina Solar Ltd., SP ADR*	63,833	380,445
TriQuint Semiconductor, Inc.*	155,856	1,080,082

		6,191,766

Software – 5.2%
ACI Worldwide, Inc.*	19,373	900,457
Advent Software, Inc.	10,982	385,029
Monotype Imaging Holdings, Inc.	17,736	450,672
NQ Mobile, Inc., ADR*	58,694	474,248
Proofpoint, Inc.*	19,326	468,269
Rally Software Development Corp.*	2,967	73,641
Solera Holdings, Inc.	6,951	386,823

		3,139,139

TOTAL INFORMATION TECHNOLOGY		15,856,512

	Shares	Value (Note 2)

COMMON STOCK – continued
MATERIALS – 2.5%
Chemicals – 1.6%
HB Fuller Co.	24,773	$936,667

Metals & Mining – 0.9%
Kaiser Aluminum Corp.	8,827	546,744

TOTAL MATERIALS		1,483,411

TELECOMMUNICATION SERVICES – 3.1%
Diversified Telecommunication Services – 3.1%
Cogent Communications Group, Inc.	27,776	781,894
inContact, Inc.*	69,845	574,126
Premiere Global Services, Inc.*	40,651	490,658

		1,846,678

TOTAL TELECOMMUNICATION SERVICES		1,846,678

TOTAL COMMON STOCK (COST $42,322,310)		57,064,005

SHORT-TERM INVESTMENTS – 2.3%
Blackrock Liquidity Funds TempFund Portfolio, Institutional Class, 0.04%**	1,397,361	1,397,361

TOTAL SHORT-TERM INVESTMENTS (COST $1,397,361)		1,397,361

TOTAL INVESTMENTS (COST $43,719,671)† - 97.6%		58,461,366

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.4%		1,431,402

NET ASSETS - 100.0%		$59,892,768

ADR	American Depositary Receipt
SP ADR	Sponsored American Depositary Receipt
*	Non-income producing security.
**	The rate shown represents the 7-day effective yield as of June 30, 2013.
†	The cost for federal income tax purposes is $44,025,510. At June 30, 2013, net unrealized appreciation was $14,435,856. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $15,174,612, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $738,756.

The accompanying notes are an integral part of the financial statements.

STRATEGIC GROWTH

ROXBURY/MAR VISTA STRATEGIC GROWTH FUND

INVESTMENT REVIEW

How did the Fund perform during the annual period ended June 30, 2013?

The Roxbury/Mar Vista Strategic Growth Fund was up 18.6% for the twelve months ended June 30, 2013 as compared to 17.1% for the Fund’s benchmark the Russell 1000® Growth Index for the same period.

What key factors were responsible for the Fund’s performance during the reporting period?

During the twelve months ended June 30, 2013, the equity markets moved materially higher helped, in part, by global central banks’ easy monetary policy as well as an improving employment and real estate picture domestically. This accommodative environment helped our companies collectively generate strong stock price appreciation, as evidenced by our high-teens return over the last year. From a fundamental standpoint, our companies also benefited from strong secular growth opportunities that allow them to grow intrinsic value even in a more anemic economic environment.

Which equity market sectors most significantly affected Fund performance?

Every sector in the strategy posted positive performance for the twelve months ended June 30, 2013. Consumer discretionary (+40.1%), industrials (+37.3%), healthcare (+35.2%) and consumer staples (+17.5%) posted the strongest returns for the period and contributed to the Fund’s outperformance relative to the Russell 1000® Growth Index. Within the consumer discretionary sector, positive performance from Home Depot, Nike and Starbucks led the way to strong upside returns. Thermo Fisher Scientific, Canadian Pacific Railway, Procter & Gamble and Berkshire Hathaway added to gains during the period.

Despite positive performance in the sector, stock selection in energy negatively impacted returns during the period.

What are you expecting from the equity markets over the upcoming year?

As long as the economic environment remains stable, we would expect attractive equity returns over the next year, albeit not at the levels we’ve seen in the last year. There exists, however, a wide range of potential outcomes given central bank monetary policies and we would expect swings in investor sentiment.

Market volatility is a friend of the patient investor and we embrace the opportunity to invest in a business whose stock price has dislocated from its intrinsic value. We have reallocated capital from stocks that had little, if any, discount to intrinsic value towards stocks with larger discounts without sacrificing on the portfolio’s quality. As a result, our average discount to intrinsic value increased to 17% which is still below our historical norms. Nonetheless, we are encouraged by the secular opportunities that lie ahead for our businesses and the potential for attractive stock returns over our five year investment horizon.

While we are purely bottom-up investors, our research has identified several disruptive secular trends that are highly likely to occur regardless of the macroeconomic pressures and are well represented in our portfolio: the rapid penetration of electronic commerce, continued proliferation of wireless devices and data, expanding opportunities to monetize digital media, booming demand for aerospace supply, growing demand for healthcare services by an aging global population and the enormous demand for global brands by the emerging consumer class in developing markets. None of these long-term trends will develop in a straight line but we believe our companies, whose stocks are at an appropriate discount to intrinsic value, are well positioned to compound intrinsic value at superior rates.

Sincerely,

Silas A. Myers Portfolio Manager	Brian L. Massey Portfolio Manager

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and shares price will fluctuate, and redemption value may be more or less than original cost. Performance information current to the most recent month-end is available by calling (800) 497-2960.

In addition to historical information, this report contains forward-looking statements which may concern, among other things, the domestic and foreign markets, economic trends and government regulations and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual developments in the future and their impact on the Fund could be materially different than those that are projected or implied.

Portfolio composition is subject to change.

STRATEGIC GROWTH

The following tables are for the year ended June 30, 2013:

Top Ten Holdings (Unaudited)	% of Portfolio
Berkshire Hathaway, Inc. - Class B	4.8%
Honeywell International, Inc.	3.7%
EMC Corp.	3.4%
Occidental Petroleum Corp.	3.3%
Transdigm Group, Inc.	3.3%
Anheuser-Busch InBev NV, ADR	3.2%
Nike, Inc. - Class B	3.2%
Oracle Corp.	3.2%
PepsiCo, Inc.	3.2%
Markel Corp.	3.1%

Sector Breakdown (Unaudited)	% of Portfolio
Common Stock
Information Technology	23.4%
Consumer Staples	13.9%
Industrials	13.8%
Consumer Discretionary	11.9%
Health Care	10.9%
Financials	10.2%
Energy	7.8%
Materials	2.2%
Short-Term Investments	5.9%
TOTAL	100.0%

Portfolio Statistics (Unaudited)
Number of Holdings	38
Market Cap (wtd. Median, mil.)	$95.1
Price / Book Value (wtd. Avg.)	3.7	x
Price / Earnings (wtd. Avg.)	16.6	x
Beta	0.90
Standard Deviation	12.04%
Portfolio Turnover	59%

QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available electronically on the SEC’s website at www.sec.gov. Hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information on the Public Reference Room, call 1-800-SEC-0330.

Portfolio holdings are subject to change at any time.

ROXBURY/MAR VISTA STRATEGIC GROWTH FUND

Roxbury/Mar Vista Strategic Growth Fund

Comparison of Change in Value of a Hypothetical $100,000 Investment* (Unaudited)

The following table compares the performance of the Roxbury/Mar Vista Strategic Growth Fund and the Russell 1000® Growth Index for the periods ended June 30.

Average Annual Total Return For the Periods Ended June 30, 2013
	1 Year	Since Inception[1]
Roxbury/Mar Vista Strategic Growth Fund Institutional Shares	18.55%	17.31%
Russell 1000® Growth Index[2]	17.07%	16.24%

Fund Expense Ratios3: Institutional Shares: Gross 4.86%, Net 0.91%.

*	Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) 497-2960.

The performance in the table above does not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Shareholders should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information about the Fund. For a copy of the prospectus, call (800) 497-2960.

Effective July 1, 2012, The Roxbury Funds are distributed by Foreside Fund Services, LLC.

[1]	The Institutional Shares commenced operations on November 1, 2011.

[2]

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

[3]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective November 1, 2012, excluding any acquired fund fees and expenses, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a contractual fee waiver through November 1, 2014. Gross expenses do not reflect the effect of a contractual fee waiver.

STRATEGIC GROWTH

SCHEDULE OF INVESTMENTS JUNE 30, 2013

	Shares	Value (Note 2)
COMMON STOCK – 94.2%
CONSUMER DISCRETIONARY – 12.0%
Hotels, Restaurants & Leisure – 2.7%
Starbucks Corp.	3,522	$230,656

Media – 4.6%
News Corp - Class A*	5,630	183,538
Walt Disney Co.	3,334	210,542

		394,080

Specialty Retail – 1.5%
Home Depot, Inc.	1,727	133,791

Textiles, Apparel & Luxury Goods – 3.2%
Nike, Inc. - Class B	4,364	277,900

TOTAL CONSUMER DISCRETIONARY		1,036,427

CONSUMER STAPLES – 13.9%
Beverages – 6.5%
Anheuser-Busch InBev NV, ADR	3,102	279,987
PepsiCo, Inc.	3,400	278,086

		558,073

Food Products – 5.0%
Mondelez International, Inc. - Class A	8,935	254,916
Unilever NV	4,516	177,524

		432,440

Household Products – 2.4%
Procter & Gamble Co.	2,740	210,953

TOTAL CONSUMER STAPLES		1,201,466

ENERGY – 7.8%
Energy, Equipment & Services – 2.1%
Schlumberger Ltd.	2,536	181,730

Oil, Gas & Consumable Fuels – 5.7%
Exxon Mobil Corp.	2,298	207,624
Occidental Petroleum Corp.	3,226	287,856

		495,480

TOTAL ENERGY		677,210

FINANCIALS – 10.2%
Insurance – 7.9%
Berkshire Hathaway, Inc. - Class B*	3,696	413,656
Markel Corp.*	514	270,852

		684,508

Real Estate Investment Trusts – 2.3%
American Tower Corp.	2,736	200,193

TOTAL FINANCIALS		884,701

	Shares	Value (Note 2)
COMMON STOCK – continued
HEALTH CARE – 10.9%
Health Care Equipment & Supplies – 5.3%
Baxter International, Inc.	1,818	$125,933
Covidien PLC	2,868	180,225
St Jude Medical, Inc.	3,380	154,229

		460,387

Life Sciences Tools & Services – 1.6%
Thermo Fisher Scientific, Inc.	1,644	139,132

Pharmaceuticals – 4.0%
Allergan, Inc.	2,599	218,940
Johnson & Johnson	1,488	127,760

		346,700

TOTAL HEALTH CARE		946,219

INDUSTRIALS – 13.8%
Aerospace & Defense – 11.9%
Boeing Co.	1,716	175,787
Honeywell International, Inc.	4,075	323,311
TransDigm Group, Inc.	1,848	289,711
United Technologies Corp.	2,627	244,153

		1,032,962

Road & Rail – 1.9%
Union Pacific Corp.	1,072	165,388

TOTAL INDUSTRIALS		1,198,350

INFORMATION TECHNOLOGY – 23.4%
Communications Equipment – 2.7%
QUALCOMM, Inc.	3,917	239,250

Computers & Peripherals – 6.2%
Apple, Inc.	605	239,628
EMC Corp.	12,469	294,518

		534,146

Internet Software & Services – 4.8%
eBay, Inc.*	4,434	229,326
GOOGLE, Inc. - Class A*	214	188,399

		417,725

IT Services – 1.8%
Visa, Inc. - Class A	836	152,779

Semiconductors & Semiconductor Equipment – 2.6%
Analog Devices, Inc.	5,108	230,166

Software – 5.3%
Intuit, Inc.	2,996	182,846
Oracle Corp.	8,917	273,930

		456,776

TOTAL INFORMATION TECHNOLOGY		2,030,842

The accompanying notes are an integral part of the financial statements.

ROXBURY/MAR VISTA STRATEGIC GROWTH FUND

SCHEDULE OF INVESTMENTS JUNE 30, 2013 continued

	Shares	Value (Note 2)
COMMON STOCK – continued
MATERIALS – 2.2%
Chemicals – 2.2%
Praxair, Inc.	1,630	$187,711

TOTAL MATERIALS		187,711

TOTAL COMMON STOCK (COST $6,912,211)		8,162,926

SHORT-TERM INVESTMENTS – 5.9%
Blackrock Liquidity Funds TempFund Portfolio, Institutional Class, 0.04%**	512,235	512,235

TOTAL SHORT-TERM INVESTMENTS (COST $512,235)		512,235

TOTAL INVESTMENTS (COST $7,424,446)† - 100.1%		8,675,161

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1%)		(10,527)

NET ASSETS - 100.0%		$8,664,634

ADR	American Depositary Receipt
*	Non-income producing security.
**	The rate shown represents the 7-day effective yield as of June 30, 2013.
†	The cost for federal income tax purposes is $7,433,030. At June 30, 2013, net unrealized appreciation was $1,242,131. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $1,284,540, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $42,409.

The accompanying notes are an integral part of the financial statements.

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THE ROXBURY FUNDS

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2013

	Roxbury/ Hood River Small-Cap Growth Fund (formerly Roxbury Small-Cap Growth Fund)	Roxbury/ Mar Vista Strategic Growth Fund
Assets:
Investments in securities, at value*	$58,461,366	$8,675,161
Receivable for Fund shares sold	800,000	—
Receivables for investments sold	1,617,397	209,700
Dividends and interest receivable	12,661	11,785
Due from advisor	—	10,230
Prepaid expenses	25,729	13,601

Total assets	60,917,153	8,920,477

Liabilities:
Payable for Fund shares redeemed	219,510	6,464
Payable for investments purchased	661,891	177,991
Accrued advisory fee	48,377	—
Other accrued expenses	94,607	71,388

Total liabilities	1,024,385	255,843

Net Assets	$59,892,768	$8,664,634

Net Assets consist of:
Par value	$25,698	$6,769
Paid-in capital	64,309,954	7,006,733
Undistributed net investment income/(loss)	(265,187)	31,844
Accumulated net realized gain/(loss) on investments	(18,919,392)	368,573
Net unrealized appreciation of investments	14,741,695	1,250,715

Net Assets	$59,892,768	$8,664,634

Net assets by share class:
Institutional Shares	$59,892,768	$8,664,634

Shares of beneficial interest outstanding:
($0.01 par value, unlimited authorized shares):
Institutional Shares	2,569,838	676,931
Per Share:
Institutional Shares (net asset value, offering and redemption price**)	$23.31	$12.80

* Investments at cost	$43,719,671	$7,424,446

**Redemption	price will vary based on length of time shares are held. See Note 6.

The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2013

	Roxbury/ Hood River Small-Cap Growth Fund (formerly Roxbury Small-Cap Growth Fund)	Roxbury/ Mar Vista Strategic Growth Fund
Investment Income:
Dividends	$391,809	$135,801
Foreign tax withheld	—	(1,677)

Total investment income	391,809	134,124

Expenses:
Advisory fees	587,270	58,532
Administration and accounting fees	77,193	40,172
Transfer agent fees	63,951	22,141
Legal fees	49,235	72,187
Insurance expense	45,713	28,563
Registration fees	23,234	21,114
Custody fees	22,337	8,970
Trustees’ and Officers’ fees	21,499	21,500
Reports to shareholders	18,789	21,738
Audit fees	18,700	16,200
Other	6,455	420

Total expenses before fee waivers and expense reimbursements	934,376	311,537

Advisory fees waived/expenses reimbursed	(200,286)	(241,299)

Total expenses, net	734,090	70,238

Net investment income/(loss)	(342,281)	63,886
Net realized and unrealized gain/(loss) on investments:
Net realized gain on investments	11,928,881	368,874
Net change in unrealized appreciation on investments	4,572,481	888,954

Net gain on investments	16,501,362	1,257,828

Net increase in net assets resulting from operations	$16,159,081	$1,321,714

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Roxbury/ Hood River Small-Cap Growth Fund (formerly Roxbury Small-Cap Growth Fund)		Roxbury/ Mar Vista Strategic Growth Fund
	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2013	For the Period Ended June 30, 2012*
Increase/(Decrease) in Net Assets:
Operations:
Net investment gain/(loss)	$(342,281)	$(658,371)	$63,886	$38,761
Net realized gain on investments and long-term capital gain distributions received	11,928,881	3,935,801	368,874	53,375
Net change in unrealized appreciation/(depreciation) on investments	4,572,481	(8,088,055)	888,954	361,761

Net increase/(decrease) in net assets resulting from operations	16,159,081	(4,810,625)	1,321,714	453,897

Distributions to shareholders from:
Net investment income	—	—	(77,850)	—
Net realized gains	—	—	(53,676)	—

Total Distributions	—	—	(131,526)	—

Fund share transactions:
Institutional Class
Proceeds from shares sold	10,159,701	9,598,397	2,734,925	6,567,698
Cost of shares issued on reinvestment of distributions	—	—	68,719	—
Redemption fees	2,431	3,188	170	59
Cost of shares redeemed	(24,071,586)	(46,202,125)	(1,812,642)	(538,380)

Net increase/(decrease) in net assets from Fund share transactions	(13,909,454)	(36,600,540)	991,172	6,029,377

Total increase/(decrease) in net assets	2,249,627	(41,411,165)	2,181,360	6,483,274

Net Assets:
Beginning of period	57,643,141	99,054,306	6,483,274	—

End of period	$59,892,768	$57,643,141	$8,664,634	$6,483,274

Accumulated net investment income/(loss)	$(265,187)	$(328,755)	$31,844	$45,808

Capital share transactions:
Institutional Class
Shares sold	496,050	563,875	231,982	640,411
Shares reinvested	—	—	6,017	—
Shares redeemed	(1,178,566)	(2,695,027)	(150,197)	(51,282)

Net increase/(decrease) in capital shares	(682,516)	(2,131,152)	87,802	589,129

*Operations	commenced on November 1, 2011.

The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	For the Years Ended June 30,
	2013		2012	2011		2010		2009
Roxbury/Hood River Small-Cap Growth Fund — Institutional Shares
Net Asset Value — Beginning of Year	$17.72		$18.40	$13.24		$10.84		$14.25

Investment Operations:
Net investment loss[1]	(0.12)		(0.15)	(0.16)		(0.12)		(0.10)
Net realized and unrealized gain/(loss) on investments	5.71		(0.53)	5.32		2.52		(3.31)

Total from investment operations	5.59		(0.68)	5.16		2.40		(3.41)

Distributions:
From tax return of capital	—		—	—		—		— [2]

Total distributions	—		—	—		—		—
Redemption fees	—	[2]	— [2]	—	[2]	—	[2]	—

Net Asset Value — End of Year	$23.31		$17.72	$18.40		$13.24		$10.84

Total Return	31.55%		(3.70)%	38.97%		22.14%		(23.90)%
Ratios (to average net assets)/Supplemental Data:
Expenses:
Including waivers/reimbursements	1.25%		1.25%	1.25%		1.25%		1.25%
Excluding waivers/reimbursements	1.59%		1.57%	1.53%		1.45%		1.47%
Net investment loss	(0.58)%		(0.88)%	(0.96)%		(0.92)%		(0.89)%
Portfolio turnover rate	119%		138%	181%		194%		163%
Net assets at the end of year (000 omitted)	$59,893		$57,643	$99,054		$94,207		$77,183

[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total return in the table represents the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended June 30, 2013	For the Period Ended June 30, 2012[1]
Roxbury/Mar Vista Strategic Growth Fund — Institutional Shares
Net Asset Value — Beginning of Period	$11.00	$10.00

Investment Operations:
Net investment income[2]	0.10	0.08
Net realized and unrealized gain on investments	1.92	0.92

Total from investment operations	2.02	1.00

Distributions:
From net investment income	(0.13)	—
From net realized gains	(0.09)	—

Total distributions	(0.22)	—
Redemption fees	— [3]	—	[3]

Net Asset Value — End of Period	$12.80	$11.00

Total Return	18.55%	10.00%	**
Ratios (to average net assets)/Supplemental Data:
Expenses:
Including waivers/reimbursements	0.90%	0.90%	*
Excluding waivers/reimbursements	3.99%	4.85%	*
Net investment income	0.82%	1.12%	*
Portfolio turnover rate	59%	27%	**
Net assets at the end of period (000 omitted)	$8,665	$6,483

*	Annualized
**	Not Annualized
[1]	Operations commenced on November 1, 2011.
[2]	The net investment income per share was calculated using the average shares outstanding method.
[3]	Amount is less than $0.01.

The accompanying notes are an integral part of the financial statements.

THE ROXBURY FUNDS

1.	Description of the Funds. The Roxbury/Hood River Small-Cap Growth Fund (formerly, the Roxbury Small-Cap Growth Fund) (“Small-Cap Growth Fund”) and the Roxbury/Mar Vista Strategic Growth Fund (“Strategic Growth Fund”) (the “Funds”) are each a series of The Roxbury Funds (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end investment management company and was organized as a Delaware statutory trust on April 4, 2006. The fiscal year end for the Funds is June 30th.

As of June 30, 2013, each of the Funds offers one class of shares: Institutional Shares.

2.	Significant Accounting Policies. The following is a summary of the significant accounting policies of the Funds:

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation. Securities held by the Funds which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Securities traded on The NASDAQ Stock Market, Inc. (“NASDAQ”) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trustees determine that this does not represent fair value. Securities that do not have a readily available current market value are valued in good faith using procedures adopted by the Trustees.

Fair Value Measurements. The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2013, in valuing each Fund’s investments carried at fair value:

Small-Cap Growth Fund

	Total Value at June 30, 2013	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$58,461,366	$58,461,366	$—	$—

Strategic Growth Fund

	Total Value at June 30, 2013	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$8,675,161	$8,675,161	$—	$—

*Common stocks and short-term investments are Level 1. Please refer to the schedule of investments for industry or sector breakout.

At the end of each calendar quarter, management evaluates the classification of Levels 1,2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of each Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may be otherwise less liquid than publicly traded securities.

NOTES TO FINANCIAL STATEMENTS

For the year ended June 30, 2013, there were no transfers between Levels 1, 2 and 3 for the Funds.

Federal Income Taxes. The Funds are treated as separate entities for Federal income tax purposes and intend to continue to qualify as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their income to their shareholders. Therefore, no Federal income tax provision has been made.

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for Federal income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Security Transactions, Investment Income and Expenses. Investment security transactions are accounted for on a trade date basis. The Funds use the specific identification method for determining realized gains and losses on investments for both financial and Federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. The Funds record expenses on an accrual basis. General expenses of the Trust are generally allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

3.	Fees and Other Transactions with Related Parties. Roxbury Capital Management, LLC (“Roxbury”) serves as investment adviser to the Funds. For its services, Roxbury receives a fee from the Funds at annual rates as follows:

% of Average Daily Net Assets
Small-Cap Growth Fund	1.00% up to $1 billion; 0.95% of next $1 billion; and 0.90% in excess of $2 billion
Strategic Growth Fund	0.75%

Mar Vista Investment Partners, LLC (“Mar Vista”), serves as the sub-adviser to the Strategic Growth Fund subject to the supervision of Roxbury. Effective May 30, 2013, Hood River Capital Management LLC (“Hood River”) serves as the sub-adviser to the Small-Cap Growth Fund subject to the supervision of Roxbury. Sub-advisory fees with respect to each Fund are paid by Roxbury.

Roxbury has contractually agreed to waive a portion of its advisory fees or reimburse for other operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to the extent that total annual Fund operating expenses exceed the following percentages of average daily net assets:

	Expense Cap	Expiration Date
Small-Cap Growth Fund Institutional Shares	1.25%	December 31, 2020
Strategic Growth Fund Institutional Shares	0.90%	November 1, 2014

Compensation of Trustees and Officers. The Funds pay each Trustee who is not an interested person of the Funds a fee of $5,000 per year plus $2,000 for each regularly scheduled Board or Committee meeting, attended in person or by telephone; $2,000 for each special Board or Committee meeting attended in person and $200 for each special Board or Committee meeting attended by telephone. Each Trustee is reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at Board or committee meetings. The Chairman is paid an additional fee of $1,000 per year. The Funds pay the Chief Compliance Officer a fee of $8,000 per year. Michael P. Malloy, Secretary of the Funds, is a partner of Drinker Biddle & Reath LLP, which receives legal fees from the Funds.

4.	Other Service Providers. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) provides administrative and accounting services to the Funds pursuant to an Accounting and Administrative Services Agreement.

The Bank of New York Mellon serves as custodian to the Trust pursuant to a Custodian Services Agreement.

5.	Investment Securities Transactions. During the fiscal year ended June 30, 2013, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Small-Cap Growth Fund	Strategic Growth Fund
Purchases	$67,535,242	$5,059,456
Sales	83,681,651	4,329,745

6.	Redemption Fees. In accordance with the prospectus, the Funds charge a redemption fee of 1% on proceeds from shares redeemed within 60 days following their acquisition. The redemption fee is included as a separate line item under the Fund share transactions section on the Statements of Changes in Net Assets.

THE ROXBURY FUNDS

NOTES TO FINANCIAL STATEMENTS continued

7.	Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification. On June 30, 2013, the following reclassifications were made within the capital accounts to reflect permanent differences relating to net operating losses:

	Small-Cap Growth Fund	Strategic Growth Fund
Paid-in capital	$(405,849)	$—
Undistributed net investment income/(loss)	405,849	—

The tax character of distributions paid for the fiscal year ended June 30, 2013 was as follows:

	Small-Cap Growth Fund	Strategic Growth Fund
Distribution paid from:
Ordinary income	$—	$131,526
Long term capital gains	—	—

Total taxable distribution	$—	$131,526

The Funds paid no distributions during the fiscal year or period ended June 30, 2012.

Under federal tax law, qualified late year ordinary and capital losses realized after December 31 and October 31, respectively, may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2013, the Small-Cap Growth Fund incurred a late year ordinary loss of $265,187 which it will elect to defer to the fiscal year ended June 30, 2014. For the fiscal year ended June 30, 2013, the Strategic Growth Fund incurred no late year losses.

As of June 30, 2013, the components of accumulated undistributed earnings/(deficit) on a tax basis were as follows:

	Small-Cap Growth Fund	Strategic Growth Fund
Undistributed ordinary income	$—	$179,866
Accumulated long-term capital gains	—	229,135
Capital loss carryforwards	(18,613,553)	—
Qualified late year loss deferrals	(265,187)	—
Net unrealized appreciation on investments	14,435,856	1,242,131

Total accumulated undistributed earnings/(deficit)	$(4,442,884)	$1,651,132

The difference between the book basis and tax basis components of accumulated earnings/(deficit) are attributable to the deferral of losses on wash sales and tax treatment of short-term capital gains.

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of June 30, 2013, the Small-Cap Growth Fund had capital loss carryforwards of $18,613,553, of which $7,907,188 and $10,706,365 will expire on June 30, 2017 and June 30, 2018, respectively. As of June 30, 2013, the Strategic Growth Fund had no capital loss carryforwards. Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

8.	Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated. However, based on experience, the risk of material loss for such claims is considered remote.

9.	New Accounting Pronouncement. In June 2013, the Financial Accounting Standards Board (the “FASB”) issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure non-controlling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

10.	Subsequent Events.

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events.

REPORT TO SHAREHOLDERS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Roxbury Funds

and the Shareholders of the Roxbury/Hood River Small-Cap Growth Fund

and the Roxbury/Mar Vista Strategic Growth Fund:

We have audited the accompanying statements of assets and liabilities of the Roxbury/Hood River Small-Cap Growth Fund (formerly Roxbury Small-Cap Growth Fund) and the Roxbury/Mar Vista Strategic Growth Fund, each a series of The Roxbury Funds (the “Funds”), including the schedules of investments, as of June 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended and the financial highlights for each of the years and period presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Roxbury/Hood River Small-Cap Growth Fund and the Roxbury/Mar Vista Strategic Growth Fund as of June 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years or period in the two-year period then ended and their financial highlights for each of the years and period presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 27, 2013

THE ROXBURY FUNDS

TAX INFORMATION (Unaudited)

For individual shareholders, a percentage of their ordinary income dividends (dividend income plus short-term gains, if any) may qualify for a maximum tax rate of 20%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

In addition, for corporate shareholders, a percentage of their ordinary income distributions qualifies for the dividends-received deduction (“DRD”).

For the fiscal year ended June 30, 2013, the percentage of their ordinary income dividends that qualify is as follows:

	Qualified Dividend Income	DRD-Eligible Dividends
Small-Cap Growth Fund	—%	—%
Strategic Growth Fund	65.78%	62.60%

In January 2014, shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in the calendar year 2013, including any distributions paid between July 1, 2013 and December 31, 2013.

Board Approval of Advisory and Sub-Advisory Agreements

At a meeting held on June 3, 2013 (the “Meeting”), the Board of Trustees of The Roxbury Funds (the “Trust”), including the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of (1) the Investment Advisory Agreement between the Trust and Roxbury Capital Management, LLC (“Roxbury”) with respect to the Roxbury/Hood River Small-Cap Growth Fund (the “Small-Cap Growth Fund”) and the Roxbury/Mar Vista Strategic Growth Fund (the “Strategic Growth Fund”) (collectively the “Funds”) and (2) the Sub-Advisory Agreement between Roxbury and Mar Vista Investment Partners, LLC (“Mar Vista”) with respect to the Strategic Growth Fund.

A. Investment Advisory Agreement

In considering whether to approve the continuation of the Investment Advisory Agreement, the Independent Trustees considered the information provided during the meeting and at other meetings throughout the year, the presentations on the Funds by Roxbury and certain additional factors described below that they deemed relevant. This information included: the terms of the Investment Advisory Agreement; a memorandum completed by Roxbury in response to the questionnaire circulated on behalf of the Trustees; a copy of Roxbury’s ADV Part 1 and Part 2; a copy of Roxbury’s Compliance Manual, Code of Ethics and Proxy Policies, and a memorandum from counsel to the Independent Trustees on the Trustees’ fiduciary duties in connection with approving the continuation of the Investment Advisory Agreement.

(1) The nature, extent and quality of services provided by the Adviser. The Board considered the scope and quality of services provided by Roxbury, particularly the qualifications and capabilities of the personnel responsible for providing services to the Funds. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services by Roxbury was satisfactory.

(2) The performance of the Funds and the Investment Adviser. The Trustees considered the Small-Cap Growth Fund’s performance as compared to its benchmark, the Russell 2000 Growth Index, for the quarter, 1-year, 3-year, 5-year and since inception periods ended March 31, 2013, noting that the Fund had outperformed the benchmark for the 1-year, 5-year and since inception periods. The Trustees also considered performance information for comparable funds provided by Roxbury, which indicated that the Fund had outperformed three out of five comparable funds for the one-year period; three out of five comparable funds for the three-year period; and four out of five comparable funds for the five-year period, all as of May 1, 2013.

The Trustees then considered the Strategic Growth Fund’s performance as compared to its benchmark, the Russell 1000 Growth Index, for the quarter, 1-year and since inception periods ended March 31, 2013, noting that the Fund had outperformed the benchmark for each of the periods. The Trustees also considered performance information for comparable funds provided by Roxbury, which indicated that the Fund had outperformed all of the comparable funds for the one-year period as of May 1, 2013.

ADDITIONAL INFORMATION

(3) The cost of the advisory services and the profits to the Adviser from the relationship with the Funds. The Trustees considered the gross and next expense ratio and gross and net advisory fee comparisons of the Funds compared to other funds deemed comparable by Roxbury, noting the breakpoints in the Small-Cap Growth Fund’s advisory fee. The Board also considered that the Adviser’s contractual agreements to limit the total expenses for the Funds would remain the same. On the basis of the information provided, the Board concluded that the advisory fees and total expense ratios were reasonable and appropriate in light of the quality of the services provided to the Funds.

(4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale. The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Funds’ assets grow, noting the advisory fee breakpoints with respect to the Small-Cap Growth Fund.

(5) Ancillary benefits and other factors. In addition to the above factors, the Trustees also discussed other benefits to be received by Roxbury from its management of the Funds, including the ability to market its advisory services for similar products in the future.

After considering all the factors, and taking into consideration information presented before and during the meeting, the Board, including all of the Independent Trustees, concluded that the fees payable under the Advisory Agreement with respect to each Fund were fair and reasonable with respect to the services that Roxbury provided, in light of the factors described above that the Board deemed relevant and that the Investment Advisory Agreement should be continued for an additional one-year period. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling

B. Sub-Advisory Agreement

The Independent Trustees also discussed the continuance of the Sub-Advisory Agreement between Roxbury and Mar Vista with respect to the Strategic Growth Fund.

In considering whether to approve the continuation of the Sub-Advisory Agreement, the Independent Trustees considered the information provided during the meeting and at other meetings throughout the year, the presentations on the Strategic Growth Fund by Mar Vista and certain additional factors described below that they deemed relevant. This information included: the terms of the Sub-Advisory Agreement; a memorandum completed by Mar Vista in response to the questionnaire circulated on behalf of the Trustees; a copy of Mar Vista’s ADV Part 1 and Part 2; a copy of Mar Vista’s Compliance Manual, Code of Ethics and Proxy Policies, and a memorandum from counsel to the Independent Trustees on the Trustees’ fiduciary duties in connection with approving the Sub-Advisory Agreement.

(1) The nature, extent and quality of services provided by the Sub-Adviser. The Board considered the scope and quality of services provided by Mar Vista, particularly the qualifications and capabilities of the personnel responsible for providing services to the Strategic Growth Fund. On the basis of this evaluation, the Board concluded that the nature, quality, and extent of services provided by Mar Vista was satisfactory.

(2) The performance of the Fund and the Sub-Adviser. The Trustees then considered the Strategic Growth Fund’s performance as compared to its benchmark, the Russell 1000 Growth Index, for the quarter, 1-year and since inception periods ended March 31, 2013, noting that the Fund had outperformed the benchmark for each of the periods. The Trustees also considered performance information for comparable funds provided by Roxbury, which indicated that the Fund had outperformed all of the comparable funds for the one-year period as of May 1, 2013.

(3) The cost of the advisory services provided to the Fund. The Trustees considered the gross and net expense ratio and gross and net advisory fee comparisons of the Strategic Growth Fund compared to other funds deemed comparable by Roxbury, noting that the Strategic Growth Fund’s advisory fee of 0.75% was slightly higher than the average of the other comparable funds. The Board also considered that Roxbury’s contractual agreement to limit the total expenses for the Strategic Growth Fund would remain the same. On the basis of the information provided, the Board concluded that the sub-advisory fee and total expense ratio were reasonable and appropriate in light of the quality of the services provided to the Strategic Growth Fund.

(4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale. The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Fund’s assets grow. The Trustees noted that the Strategic Growth Fund’s advisory fee and sub-advisory fees did not have breakpoints.

THE ROXBURY FUNDS

ADDITIONAL INFORMATION continued

(5) Ancillary benefits and other factors. In addition to the above factors, the Trustees also discussed other benefits received by Mar Vista from its management of the Funds, including the ability to market its advisory services for similar products in the future.

After considering all the factors, and taking into consideration information presented before and during the meeting, the Board, including all of the Independent Trustees concluded that the fees payable under the Sub-Advisory Agreement were fair and reasonable with respect to the services that Mar Vista provided, in light of the factors described above that the Board deemed relevant, and that the Sub-Advisory Agreement should be continued for an additional one-year period. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to each Fund’s portfolio securities is available without charge, upon request, by calling (800) 497-2960. Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2013 is available without charge, upon request, by calling (800) 497-2960. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Results of Shareholder Meeting (Unaudited)

At a reconvened Special Meeting of Shareholders held on May 30, 2013, which had been adjourned on April 30, 2013, shareholders of the Roxbury Small-Cap Growth Fund (the “Fund”) approved a Sub-Advisory Agreement between Roxbury Capital Management, LLC, the Fund’s investment adviser, and Hood River Capital Management LLC as sub-adviser with respect to the Fund. Shareholders of record of the Fund as of the close of business on March 1, 2013 were entitled to vote at the meeting. The votes recorded at the meeting are set forth below. Percentage information is related to the votes recorded as a percentage of the shares of the Fund outstanding on the record date.

Votes For/ Percentage	Votes Against/ Percentage	Votes Abstaining/ Percentage
1,547,232	15,099	10,775
52.92%	0.52%	0.37%

FUND EXPENSE EXAMPLES

DISCLOSURE OF FUND EXPENSES (Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you may incur transaction costs, such as redemption fees, and ongoing costs, including management fees and other Fund expenses. Each Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your Fund’s costs in two ways.

— Actual fund return. The first line of the tables below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

— Hypothetical 5% return. The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

For the Period January 1, 2013 to June 30, 2013

Expense Table

	Beginning Account Value 01/01/13	Ending Account Value 06/30/13	Annualized Expense Ratio	Expenses Paid During Period*
Roxbury/Hood River Small-Cap Growth Fund – Institutional Shares
Actual Fund Return	$1,000.00	$1,177.30	1.25%	$6.77
Hypothetical 5% Return Before Expenses	1,000.00	1,018.57	1.25	6.28

Expense Table

	Beginning Account Value 01/01/13	Ending Account Value 06/30/13	Annualized Expense Ratio	Expenses Paid During Period*
Roxbury/Mar Vista Strategic Growth Fund – Institutional Shares
Actual Fund Return	$1,000.00	$1,122.80	0.90%	$4.75
Hypothetical 5% Return Before Expenses	1,000.00	1,020.32	0.90	4.52

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half-year period).

THE ROXBURY FUNDS

The Trust is governed by a Board of Trustees (the “Trustees”). The primary responsibilities of the Trustees of the Trust are to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

Unless specified otherwise, the address of each Trustee and Officer as it relates to the Trust is 6001 Shady Oak Road, Suite 200, Minnetonka, MN 55343.

The Statement of Additional Information for the Trust contains additional information about the Trust’s Trustees and Officers and is available, without charge, upon request, by calling (800) 497-2960 or by visiting the Fund’s website at www.RoxburyFunds.com.

The following table sets forth certain information with respect to the Trustees of the Trust:

INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]

KENNETH GUDORF Age 74	Trustee and Chairman of the Board	Since June 2006	CEO, Agio Capital Partners I, L.P. (private investment company) since approximately 1996.	2	None

JOHN OTTERLEI Age 64	Trustee	Since June 2006	Chief Investment Officer, Bush Foundation, since 2010; Managing Director, Investments, from 2008 to 2009; Independent Financial Advisor, from 2005 to 2008.	2	None

[1]	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.
[2]

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

TRUSTEES AND OFFICERS (Unaudited)

OFFICERS OF THE TRUST

The following table sets forth certain information with respect to the Officers of the Trust:

Name, Address and Age	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years

BRIAN C. BEH Age 50	President, Chief Compliance Officer and Anti-Money Laundering Officer	President since April 2006; Chief Compliance Officer and Anti-Money Laundering Officer since August 2012	President and Chief Executive Officer and Chief Compliance Officer of Roxbury Capital Management, LLC, since October 2012; President and Chief Executive Officer of Roxbury Capital Management, LLC, since 2007.

MICHAEL P. MALLOY Drinker Biddle & Reath LLP One Logan Square Suite 2000 Philadelphia, PA 19103-6996 Age 54	Secretary	Since May 2007	Partner in the law firm Drinker Biddle & Reath LLP.

BROOKE CLEMENTS Age 36	Treasurer	Treasurer since August 2012	Accounting Manager, Roxbury Capital Management, LLC since May 2009; Staff Accountant, Roxbury Capital Management, LLC from 2005 to 2009.

BECKY KRULIK Age 29	Assistant Secretary	Assistant Secretary since 2013	Compliance Analyst, Roxbury Capital Management, LLC since 2012; Supervising Principal, Thrivent Financial 2007-2012

[1]

Each officer shall serve until his or her resignation is accepted by the Trustees, and his or her successor is chosen, elected and qualified, or until he or she dies or is removed. Any officer may be removed by the affirmative vote of a majority of the Trustees at any time, with or without cause.

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This report is not authorized for distribution unless preceded or accompanied by a prospectus for the Funds. Effective July 1, 2012, shares of The Roxbury Funds are distributed by Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101.

June 13

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition set forth in paragraph (b) of this Item.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

(f)	A copy of the Code of Ethics is available as provided in Item 12 (a) (1) of this report

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Kenneth Gudorf and John Otterlei each qualify to serve as an audit committee financial expert serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for the fiscal years ended June 30, 2013 and June 30, 2012 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $34,000 and $30,000, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in the fiscal years ended June 30, 2013 and June 30, 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0, respectively.

Tax Fees

(c)

The aggregate fees billed in the fiscal years ended June 30, 2013 and June 30, 2012 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 and $1,500, respectively. Fees were for the review of federal and state income tax returns and excise tax returns.

All Other Fees

(d)

The aggregate fees billed in the fiscal years ended June 30, 2013 and June 30, 2012 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

(e)(2)

There were no percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended June 30, 2013 and June 30, 2012 of the registrant was $3,000 and $1,500, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240 15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Roxbury Funds

By (Signature and Title)* /s/ Brian C. Beh

                                                  Brian C. Beh, President and Chief Compliance Officer

                                                  (principal executive officer)

Date 8/30/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Brian C. Beh

                                                  Brian C. Beh, President and Chief Compliance Officer

                                                  (principal executive officer)

Date 8/30/2013

By (Signature and Title)* /s/ Brooke Clements

                                                  Brooke Clements, Treasurer

                                                  (principal financial officer)

Date 8/30/2013

* Print the name and title of each signing officer under his or her signature.